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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  April 17, 1997

                          AirTouch Communications, Inc.

   Delaware                          1-12342                    94-3213132
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)

             One California Street, San Francisco, California 94111
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       (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (415)658-2000


                                        1

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Item 5.  OTHER EVENTS

On April 17, 1997, the Registrant issued the press release attached hereto as
Exhibit 99.2 and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS

99.1 Letter Agreement dated April 17, 1997 between AirTouch Communications, Inc. and U S WEST, Inc.

99.2 Press Release dated April 17, 1997.

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AIRTOUCH COMMUNICATIONS, INC.


                                       By: /s/ Mohan S. Gyani
                                          --------------------------------
                                          Mohan S. Gyani
                                          Executive Vice President and
                                          Chief Financial Officer


Date:   April 17, 1997

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                                    EXHIBIT INDEX

Exhibit
No.                     Description
-------                 -----------

99.1 Letter Agreement dated April 17, 1997 between AirTouch Communications, Inc. and U S WEST, Inc.

99.2 Press Release dated April 17, 1997.